TREASURY INTERNATIONAL INC.99.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO


SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In Connection with the Annual report of Treasury International, Inc.(the "Company") on Form 10-KSB for the fiscal year ended January 31,2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dale Doner, President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2003, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Dale Doner
-----------------------                                    ------------------
Dale Doner                                                 Date: May 16, 2003
President
Treasury International, Inc.





























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